Exhibit 10.94
EXECUTION COPY
AMENDMENT NO. 1 TO CREDIT AGREEMENT
     THIS AMENDMENT NO. 1 TO CREDIT AGREEMENT (this “Amendment”), dated as of November 12, 2010, is entered into by and among TRI RESOURCES INC. (f/k/a/ Targa Resources Inc.), a Delaware corporation (the “Borrower”) and the lenders under the Credit Agreement (as defined below) party hereto (the “Lenders”).
RECITALS
     A. The Borrower, the lenders party thereto (including the Lenders), Deutsche Bank Trust Company Americas, as administrative agent (the “Administrative Agent”) and certain other Persons listed therein as arrangers and agents have entered into that certain Credit Agreement (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), dated as of January 5, 2010, pursuant to which certain loans and financial accommodations have been made available to the Borrower. Terms used herein without definition shall have the meanings ascribed to them in the Credit Agreement.
     B. The Borrower has requested that the Lenders consent to certain amendments to the Credit Agreement, which the Lenders party hereto are willing to do pursuant to the terms and conditions set forth herein.
AGREEMENT
     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:
1.	Amendments to Credit Agreement and Loan Documents.
     (a) The definition of “Holdco” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:
     “Holdco” means Targa Resources Corp. (f/k/a Targa Resources Investments Inc.).
     (b) The definition of “Qualifying IPO” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:
     “Qualifying IPO” means the issuance by the Borrower or any Holding Company of its common Equity Interests or the sale of such common Equity Interests by the holders thereof, in either case, in a public offering (other than a public offering pursuant to a registration statement on Form S-8) pursuant to an effective registration statement filed with the SEC in accordance with the Securities Act.
     (c) Section 6.01 of the Credit Agreement is hereby amended by adding the following sentence as a new paragraph after Section 6.01(b):

Notwithstanding the foregoing, (i) for the fiscal quarter ending September 30, 2010, the Borrower shall only be required to deliver the financial statements set forth on the Form S-1 filed by Holdco with the SEC on November 8, 2010, (ii) the restated financial statements for the 2009 fiscal year set forth in such Form S-1 shall be deemed to replace and supersede the Borrower’s financial statements for such fiscal year that were previously delivered pursuant to Section 6.01(a) and (iii) so long as Holdco has no material assets (other than the Equity Interests of the Borrower) and no material liabilities (that are not also liabilities of the Borrower), the Borrower may satisfy the requirements of clauses (a) and (b) above by delivering financial statements of Holdco and its Subsidiaries that otherwise meet the requirements set forth above.
          (d) Each Loan Document is hereby amended, mutatis mutandis, to replace the name of the Borrower with its new name, TRI Resources Inc. and the Lenders hereby waive the requirement that the Borrower provide at least 3 Business Days prior notice before changing its name from Targa Resources Inc. to TRI Resources Inc.
     2. Conditions Precedent to Effectiveness of this Amendment. This Amendment shall be effective as of the date upon which the Borrower and the Required Lenders shall have executed this Amendment (the “Amendment Effective Date”).
     3. Representations and Warranties. The Borrower represents and warrants as of the date hereof as follows:
          (a) Authority. The Borrower has the requisite corporate power and authority to execute and deliver this Amendment, and to perform its obligations hereunder and under the other Loan Documents (as amended or modified hereby) to which it is a party. The execution, delivery and performance by the Borrower of this Amendment has been duly approved by all necessary corporate action and does not contravene any law or any contractual restriction binding on the Borrower.
          (b) Enforceability. This Amendment has been duly executed and delivered by the Borrower. This Amendment and each other Loan Document (as amended or modified hereby) is the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors’ rights generally and is in full force and effect.
          (c) No Default. No Default or Event of Default (in each case prior to and immediately after giving effect to the Amendment Effective Date) has occurred and is continuing.
     4. Counterparts. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or email shall be effective as delivery of a manually executed counterpart of this Amendment.

     5. Reference to and Effect on the Loan Documents.
          (a) Upon and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified and amended hereby.
          (b) Except as specifically set forth in this Amendment, the Credit Agreement and all other Loan Documents, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed and shall constitute the legal, valid, binding and enforceable obligations of the Borrower, the Administrative Agent and the Lenders without defense, offset, claim or contribution.
          (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.
     6. Ratification. The Borrower hereby restates, ratifies and reaffirms each and every term and condition set forth in the Credit Agreement, as amended hereby, and the Loan Documents effective as of the date hereof.
     7. Integration. This Amendment, together with the other Loan Documents, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.
     8. Severability. In case any provision in this Amendment shall be invalid, illegal or unenforceable, such provision shall be severable from the remainder of this Amendment and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.
     9. Governing Law.
          (a) THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
          (b) ANY LEGAL ACTION OR PROCEEDING ARISING UNDER THIS AMENDMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THE AMENDMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK CITY OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF SUCH STATE, AND BY EXECUTION AND DELIVERY OF THIS AMENDMENT, THE BORROWER AND EACH LENDER PARTY HERETO CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. TO THE

MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW THE BORROWER AND EACH LENDER PARTY HERETO IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AMENDMENT OR OTHER DOCUMENT RELATED THERETO.
     10. Waiver of Right to Trial by Jury. EACH PARTY TO THIS AMENDMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS AMENDMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THE AMENDMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AMENDMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 10 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIED HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.
[Remainder of Page Left Intentionally Blank]

     IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.

TRI RESOURCES INC., a Delaware corporation

By:	/s/ Matt Meloy
Name:	Matt Meloy
Title:	SVP, CFO and Treasurer

SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE CREDIT AGREEMENT, DATED AS OF JANUARY 5, 2010, AMONG TRI RESOURCES INC., THE LENDERS PARTY THERETO AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT.

DEUTSCHE BANK TRUST COMPANY AMERICAS, as a Lender

By:	/s/ Paul O’Leary
Name:	Paul O’Leary
Title:	Director

By:	/s/ Erin Morrissey
Name:	Erin Morrissey
Title:	Vice President

SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE CREDIT AGREEMENT, DATED AS OF JANUARY 5, 2010, AMONG TRI RESOURCES INC., THE LENDERS PARTY THERETO AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT.

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
as a Lender

By:	/s/ Nupur Kumar
Name:	Nupur Kumar
Title:	Vice President

By:	/s/ Chris Day
Name:	Chris Day
Title:	Associate

SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE CREDIT AGREEMENT, DATED AS OF JANUARY 5, 2010, AMONG TRI RESOURCES INC., THE LENDERS PARTY THERETO AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT.

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Adam H. Fey
Name:	Adam H. Fey
Title:	Vice President

SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE CREDIT AGREEMENT, DATED AS OF JANUARY 5, 2010, AMONG TRI RESOURCES INC., THE LENDERS PARTY THERETO AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT.

ING Capital LLC, as a Lender

By:	/s/ Subha Pasumarti
Name:	Subha Pasumarti
Title:	Director

SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE CREDIT AGREEMENT, DATED AS OF JANUARY 5, 2010, AMONG TRI RESOURCES INC., THE LENDERS PARTY THERETO AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT.

BARCLAYS BANK PLC, as a Lender

By:	/s/ Ann E. Sutton
Name:	Ann E. Sutton
Title:	Director

ACKNOWLEDGED:

DEUTSCHE BANK TRUST COMPANY
AMERICAS, as Administrative Agent

By: Name:	/s/ Paul O’ Leary Paul O’Leary
Title:	Director

By: Name:	/s/ Erin Morrissey Erin Morrissey
Title:	Vice President

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